UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

______________________________

FORM 8-K

CURRENT REPORT
Pursuant To Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported)     September 27, 2005 (September 26, 2005)

VANGUARD HEALTH SYSTEMS, INC.
(Exact name of registrant as specified in its charter)

DELAWARE	333-71934	62-1698183
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)
20 Burton Hills Boulevard, Suite 100, Nashville, Tennessee		37215
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, including area code        (615) 665-6000

          Not applicable
 (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registration under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

____________________________

Item 2.03

Creation of a Direct Financial Obligation or an Obligation under an
Off-Balance Sheet Arrangement of a Registrant.

(a) Creation of a Material Direct Financial Obligation.

On September 26, 2005, Vanguard Health Holding Company II, LLC (“VHS Holdco II) and Vanguard Holding Company II, Inc. (along with VHS Holdco II, the “Vanguard Borrowers”), each of which are wholly-owned subsidiaries of Vanguard Health Systems, Inc. (“Registrant” or “Vanguard”), refinanced and repriced all $795,687,500 of the outstanding term loans under Vanguard’s senior credit facilities by borrowing $795,687,500 of replacement term loans.  These term loans were made by lenders pursuant to previously disclosed loan commitments for a new replacement term loan facility  which they committed to in a First Amendment to Credit Agreement (the “First Amendment”), dated as of August 15, 2005, which the Vanguard Borrowers executed with the lenders under its Credit Agreement (the “Credit Agreement”), dated as of September 23, 2004, among Vanguard Health Holding Company I, LLC, the Vanguard Borrowers, the lenders party thereto from time to time,   Banc of America Securities LLC and Citigroup Global Markets Inc., as joint lead arrangers and book runners, Bank of America, N.A., as administrative agent, Citicorp North America, Inc., as syndication agent and General Electric Capital Corporation, LaSalle Bank, National Association and Wachovia Bank, National Association, as co-documentation agents.

On September 23, 2004, the Vanguard Borrowers and Vanguard Health Holding Company I, LLC (another Vanguard subsidiary which is referred to herein as “VHS Holdco I”) entered into senior credit facilities provided by a syndicate of banks and other financial institutions pursuant to the Credit Agreement. Vanguard’s senior credit facilities consist of a revolving credit facility and a term loan facility. Vanguard’s revolving credit facility provides for revolving loans in a total principal amount of up to $250.0 million, and matures on September 23, 2010. The initial term loan facility, which matured on September 23, 2011, provided for term loans in an aggregate principal amount of up to $800.0 million. On September 26, 2005, the initial term loan facility was terminated and superseded by a replacement term loan facility, which also matures on September 23, 2011, and which provided for replacement term loans in the aggregate principal amount of $795,687,500. In addition, upon the occurrence of certain events, the Vanguard Borrowers may request an incremental term loan facility to be added to the existing senior credit facilities in an amount not to exceed $300.0 million in the aggregate, subject to receipt of commitments by existing lenders or other financing institutions and to the satisfaction of certain other conditions.

The term loan borrowings under the senior credit facilities currently bear interest at a rate equal to, at Vanguard’s option, a base rate plus 1.25% per annum or

LIBOR plus 2.25% per annum. These interest rates for the replacement term loans borrowed under the replacement term loan facility reflect a savings of 1.00% per annum over the interest rates options which were in effect prior to September 26, 2005 for the initial term loans under the initial term loan facility. The borrowings under the revolving credit facility currently bear interest at a rate equal to, at Vanguard’s option, either a base rate plus 1.00% per annum or LIBOR plus 2.00% per annum, subject to an increase of up to 0.50% per annum should Vanguard’s leverage ratio increase over certain designated levels. The interest rates for borrowings under the replacement term loan facility are not subject to adjustment.

In addition to paying interest on outstanding principal under the senior credit facilities, the Vanguard Borrowers are required to pay a commitment fee to the lenders under the revolving credit facility in respect of the unutilized commitments thereunder at a rate equal to 0.50% per annum.

The senior credit facilities contain a number of covenants that, among other things, restrict, subject to certain exceptions, Vanguard’s ability, and the ability of its  subsidiaries, to sell assets, incur additional indebtedness or issue preferred stock, repay other indebtedness, pay dividends and distributions or repurchase its capital stock, create liens on assets, make investments, loans or advances, make certain acquisitions, engage in mergers or consolidations, enter into sale and leaseback transactions, engage in certain transactions with affiliates, amend certain material agreements governing its indebtedness, change the business conducted by its subsidiaries and enter into hedging agreements. In addition, the senior credit facilities require Vanguard to maintain the following financial covenants: a maximum total leverage ratio, a maximum senior leverage ratio, a minimum interest coverage ratio and a maximum capital expenditures limitation. The senior credit facilities also contain certain customary affirmative covenants and events of default customary for senior credit facilities of this type, including failure to pay principal and interest when due, breach of covenants, bankruptcy or insolvency, default in payment of principal of or interest on any other indebtedness in excess of $10 million when due, the occurrence of specified ERISA events, entry of enforceable judgments not paid or stayed  in excess of $10 million and the occurrence of a change of control, as defined.  If an event of default occurs, all obligations of the Vanguard Borrowers under the senior credit facilities could be accelerated by the required lenders, as defined.

Principal amounts outstanding under the replacement term loan facility are payable each year in quarterly installments in an amount equal to ¼ of 1.0% of the then aggregate amount of all borrowings until June 30, 2011, with the remaining amount payable on September 23, 2011.  Principal amounts outstanding under the revolving credit facility are due and payable in full at maturity on September 23, 2010.

All obligations under the senior credit facilities are unconditionally guaranteed by

Vanguard, VHS Holdco I and, subject to certain exceptions, each of Vanguard’s existing and future domestic wholly-owned subsidiaries, referred to collectively as the U.S. Guarantors.  The guarantee by Vanguard of the obligations under the senior credit facilities will be released automatically upon the release of Vanguard from its guarantees of the $575 million of 9% Senior Subordinated Notes due 2014 issued on September 23, 2004 by the Vanguard Borrowers and the $216 million of 11-1/4% Senior Discount Notes 2015 issued on September 23, 2004 by VHS Holdco I and Vanguard Holding Company I, Inc.  Vanguard's guarantees of such Notes may be released at any time at the option of Vanguard and such subsidiaries which are the issuers of the Notes.

All obligations under the senior credit facilities and the guarantees of those obligations are secured by substantially all the assets of VHS Holdco II and of each U.S. Guarantor, including, but not limited to, the following, and subject to certain exceptions:

            •a pledge of 100% of the membership interests of VHS Holdco II, 100%
             of the capital stock of substantially all U.S. Guarantors (other than VHS
             Holdco I), and 65% of the capital stock of each of VHS Holdco II's non-
             U.S. subsidiaries that are directly owned by VHS Holdco II or one of the
             U.S. Guarantors; and

            •a security interest in substantially all tangible and intangible assets of
             VHS Holdco II and each U.S. Guarantor.

The foregoing description of the senior credit facilities does not purport to be complete and is qualified in its entirety by the terms and conditions of (1) the Credit Agreement dated as of September 23, 2004, a copy of which is included as Exhibit 10.1 to this report; (2) the First Amendment to Credit Agreement dated as of August 15, 2005, a copy of which is included as Exhibit 10.2 to this report; (3) the Security Agreement dated as of September 23, 2004, a copy of which is included as Exhibit 10.3 to this report; (4) the Vanguard Guaranty dated as of September 23, 2004, a copy of which is included as Exhibit 10.4 to this report; (5) the Subsidiaries Guaranty dated as of September 23, 2004, a copy of which is included as Exhibit 10.5 to this report; and (6) the Pledge Agreement dated as of September 23, 2004, a copy of which is included as Exhibit 10.6 to this report.

Item 9.01	Financial Statements and Exhibits.

	(c)	Exhibits.

10.1

Credit Agreement, dated as of September 23, 2004, among Vanguard Health Holding Company II, LLC, Vanguard Holding

                                                -4-

Company II, Inc., Vanguard Health Holding Company I, LLC, Vanguard Holding Company I, Inc., the lenders party thereto, Bank of America, N.A. as administrative agent, Citicorp North America, Inc., as syndication agent, the other agents named therein, and Banc of America Securities LLC and Citigroup Global Markets Inc., as joint lead arrangers and book runners.  (Incorporated by reference from Exhibit 10.1 to Vanguard Health Systems, Inc.’s Registration Statement on Form S-4, Registration No. 333-120436.)

10.2

First Amendment to Credit Agreement, dated as of August 15, 2005, among Vanguard Health Holding Company I, LLC, Vanguard Health Holding Company II, LLC, Vanguard Holding Company II, Inc., the lenders party to the Credit Agreement referred to therein, and Bank of America, N.A. as administrative agent.

10.3

Security Agreement, dated as of September 23, 2004, made by each assignor party thereto in favor of Bank of America, N.A., as collateral agent. (Incorporated by reference from Exhibit 10.2 to Vanguard Health Systems, Inc.’s Registration Statement on Form S-4, Registration No. 333-120436.)

10.4

Vanguard Guaranty, dated as of September 23, 2004, made by and among Vanguard Health Systems, Inc. in favor of Bank of America, N.A., as administrative agent. (Incorporated by reference from Exhibit 10.3 to Vanguard Health Systems, Inc.’s Registration Statement on Form S-4, Registration No. 333-120436.)

10.5

Subsidiaries Guaranty, dated as of September 23, 2004, made by and among each of the guarantors party thereto in favor of Bank of America, N.A., as administrative agent. (Incorporated by reference from Exhibit 10.4 to Vanguard Health Systems, Inc.’s Registration Statement on Form S-4, Registration No. 333-120436.)

10.6

Pledge Agreement, dated as of September 23, 2004, among each of the pledgors party thereto and Bank of America, N.A., as collateral agent. (Incorporated by reference from Exhibit 10.5 to Vanguard Health Systems, Inc.’s Registration Statement on Form S-4, Registration No. 333-120436.)

                                                -5-

SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATE:   September 27, 2005                                       VANGUARD HEALTH SYSTEMS, INC.
                                                                                                            (Registrant)

                                                                                    BY: /s/ Ronald P. Soltman
                                                                                           Ronald P. Soltman
                                                                                           Executive Vice President

                                                                                    -6-

VANGUARD HEALTH SYSTEMS, INC.

EXHIBIT INDEX

Exhibit No.	Subject Matter

10.1

Credit Agreement, dated as of September 23, 2004, among Vanguard Health Holding Company II, LLC, Vanguard Holding Company II, Inc., Vanguard Health Holding Company I, LLC, Vanguard Holding Company I, Inc., the lenders party thereto, Bank of America, N.A. as administrative agent, Citicorp North America, Inc., as syndication agent, the other agents named therein, and Banc of America Securities LLC and Citigroup Global Markets Inc., as joint lead arrangers and book runners.  (Incorporated by reference from Exhibit 10.1 to Vanguard Health Systems, Inc.’s Registration Statement on Form S-4, Registration No. 333-120436.)

10.2

First Amendment to Credit Agreement, dated as of August 15, 2005, among Vanguard Health Holding Company I, LLC, Vanguard Health Holding Company II, LLC, Vanguard Holding Company II, Inc., the lenders party to the Credit Agreement referred to therein, and Bank of America, N.A. as administrative agent.

10.3

Security Agreement, dated as of September 23, 2004, made by each assignor party thereto in favor of Bank of America, N.A., as collateral agent. (Incorporated by reference from Exhibit 10.2 to Vanguard Health Systems, Inc.’s Registration Statement on Form S-4, Registration No. 333-120436.)

10.4

Vanguard Guaranty, dated as of September 23, 2004, made by and among Vanguard Health Systems, Inc. in favor of Bank of America, N.A., as administrative agent. (Incorporated by reference from Exhibit 10.3 to Vanguard Health Systems, Inc.’s Registration Statement on Form S-4, Registration No. 333-120436.)

10.5

Subsidiaries Guaranty, dated as of September 23, 2004, made by and among each of the guarantors party thereto in favor of Bank of America, N.A., as administrative agent. (Incorporated by reference from Exhibit 10.4 to Vanguard Health Systems, Inc.’s Registration Statement on Form S-4, Registration No. 333-120436.)

10.6

Pledge Agreement, dated as of September 23, 2004, among each of the pledgors party thereto and Bank of America, N.A., as collateral agent. (Incorporated by reference from Exhibit 10.5 to Vanguard Health Systems, Inc.’s Registration Statement on Form S-4, Registration No. 333-120436.)